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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2003 (June 10, 2003)

SAMSONITE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-23214 (Commission file number)	36-3511556 (I.R.S. Employer Identification Number)
11200 East 45th Avenue, Denver, Colorado 80239-3018 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (303) 373-2000

N/A
(Former name or former address, if changed since last report)

ITEM 12. Results of Operations and Financial Condition

        The Company announced its first quarter operating results for the period ended April 30, 2003. The press release announcing the results is attached hereto as Exhibit 99.1.

Exhibit Number	Description
99.1	Press Release issued by Samsonite Corporation on June 10, 2003 reporting the first quarter operating results.

Signatures

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Samsonite Corporation
By:	/s/ RICHARD H. WILEY
Name:	Richard H. Wiley
Title:	Chief Financial Officer, Treasurer and Secretary

        Date: June 10, 2003

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release issued by Samsonite Corporation on June 10, 2003.

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  ITEM 12. Results of Operations and Financial Condition
Signatures
INDEX TO EXHIBITS